Commitment and contingencies - Narrative (Details) $ in Millions	Dec. 31, 2023 USD ($) vessel
Commitments and Contingencies Disclosure [Abstract]
Number of vessels under construction | vessel	6
Prepaid expense, number of vessels under construction | vessel	2
Prepaid expense | $	$ 4.8
Scrubbers cost payable, number of vessels under construction | vessel	4
Scrubbers cost payable | $	$ 9.6
Unrecorded unconditional purchase obligation, purchases financed by third party | $	$ 295.5